MAXXAM INC.

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-22436.





                                           ARTHUR ANDERSEN LLP


Houston, Texas
February 17, 1995